UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2005
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                              SmarTire Systems Inc.
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            (Exact name of registration as specified in its charter)

    Yukon Territory, Canada               0-29248                   N/A
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 (State or other jurisdiction           (Commission          (I.R.S. Employer
       of incorporation)                File Number)        Identification No.)

        #150 - 13151 Vanier Place                                 V6V 2J1
   Richmond, British Columbia, Canada
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (604) 276-9884
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

         On December 30, 2005, we entered into Amendment No. 1 to the Securities Purchase Agreement, which amended the $30 million Securities Purchase Agreement we originally entered into with Cornell Capital Partners, LP and Highgate House Funds, Ltd. (the "Amended Securities Purchase Agreement"). Pursuant to the Amended Securities Purchase Agreement, we agreed to amend and restate our 10% convertible debentures and warrants to purchase 62.5 million shares of our common stock as set forth below.

Convertible Debentures

         On December 30, 2005, we, Starome Investments Limited, Xentenial Holdings Limited, Staraim Enterprises Limited, Cornell Capital Partners Highgate House Funds and LCC Global Limited amended and restated the 10% convertible debentures, in an aggregate principal amount of $30 million, which were originally issued by us on June 23, 2005 to Cornell Capital Partners and Highgate House Funds in trust for LCC Global. We amended and restated the 10% convertible debentures to (i) modify the terms of such 10% convertible debentures, (ii) effect the transfer by Cornell Capital Partners and LCC Global to (A) Starome Investments, a corporation organized under the laws of Cyprus, of the 10% convertible debenture with the principal balance of $20 million and (B) Xentenial Holdings, a corporation organized under the laws of Cyprus and wholly owned by Cornell Capital Partners, of the 10% convertible debenture with the principal balance of $8 million and (iii) effect the transfer by Highgate House Funds and LCC Global to Staraim Enterprises, a corporation organized under the laws of Cyprus and wholly owned by Cornell Capital Partners, of the 10% convertible debenture with the principal balance of $2 million ((i), (ii) and (iii) above being referred to collectively as the "restructuring").

         The following material amendments were made to each of the amended and restated 10% convertible debentures in connection with the restructuring:

         o The holders of the amended and restated 10% convertible debentures agreed to eliminate our obligation to make recurring payments in cash of principal and interest during the term of the amended and restated 10% convertible debentures. Such holders may convert outstanding principal and accrued and unpaid interest under the amended and restated 10% convertible debentures into shares of our common stock, subject to a 4.99% beneficial ownership limitation. On June 23, 2008, any outstanding principal and accrued and unpaid interest under the amended and restated 10% convertible debentures must be converted by the holders of such convertible debentures into shares of our common stock; provided, however, that to the extent such conversion would cause any holder to exceed the 4.99% beneficial ownership limitation, we must pay such excess amount in cash.

         o We agreed to change the conversion price of the outstanding principal under the amended and restated 10% convertible debentures from a fixed price of $0.1125 to a price equal to the lesser of (i) $0.1125 (subject to adjustment) and (ii) 95.5% of the lowest closing bid price of our common stock during the five trading days immediately preceding the conversion.

         o The conversion price of accrued and unpaid interest under the amended and restated 10% convertible debentures is 95.5% of the average of the closing bid prices of our common stock for the five trading days immediately preceding the conversion of any such interest by a holder into shares of our common stock.

         o The holders of the amended and restated 10% convertible debentures agreed to permit us to redeem at any time all or any portion of the outstanding principal and accrued interest under the amended and restated 10% convertible debentures provided that the closing bid price of our stock is less than $0.1125. We must pay a 20% redemption premium on any amounts being redeemed and must issue to the holder of the amended and restated 10% convertible debenture being redeemed a five-year warrant to purchase 1 million shares of our common stock for every $100,000 redeemed. The "redemption warrant" will be exercisable on a cash basis at an exercise price of 110% of the closing bid price of our common stock on the date we provide notice of our intent to redeem.

         Interest will accrue on the outstanding principal at an annual rate equal to 10% from June 23, 2005. Interest will be calculated on the basis of a 360-day year. In the event of any issuances of shares of common stock or rights, options, warrants or securities convertible or exercisable into common stock at a price per share of common stock less than the conversion price of the amended and restated 10% convertible debentures, the $0.1125 fixed conversion price of such convertible debentures will be reduced to the lower purchase price. In addition, the conversion price of the amended and restated 10% convertible debentures will be subject to adjustment in connection with any subdivision, stock split, combination of shares or recapitalization. No adjustment will be made as a result of issuances and exercises of options to purchase shares of common stock issued for compensatory purposes pursuant to any of our stock option or stock purchase plans.

         The amended and restated 10% convertible debentures provide for various events of default that would entitle the holders to require us to immediately repay 100% of the outstanding principal amount, plus accrued and unpaid interest, in cash, or shares of our common stock. If an event of default occurs, we may be unable to immediately repay the amount owed, and any repayment may leave us with little or no working capital in our business.

         We will be considered in default of the amended and restated 10% convertible debentures if any of the following events, among others, occurs:

         o we fail to pay any amount due under a convertible debenture and such failure to pay remains uncured for 10 days;

         o we fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of the amended and restated 10% convertible debentures;

         o  we or any of our subsidiaries become bankrupt or insolvent;

         o we breach any of our obligations under any other debt or credit agreements involving an amount exceeding $250,000;

         o our common stock ceases to be eligible for quotation on the principal market for our common stock (currently the OTC Bulletin Board), and fails to be quoted or listed for trading on another principal market (defined to mean the OTC Bulletin Board, the New York Stock Exchange, the American Stock Exchange, the NASDAQ Small-Cap Market or the NASDAQ National Market) within 20 trading days;

         o  we or any subsidiary experiences a change of control;

         o we fail to file a registration statement with the Securities and Exchange Commission or such registration statement is not declared effective by the SEC within 120 days after filing;

         o if the effectiveness of the registration statement lapses for any reason or the holder of the amended and restated 10% convertible debentures is not permitted to resell the underlying shares of common stock, in either case, for more than five trading days or an aggregate of eight trading days;

         o we fail to deliver common stock certificates to a holder prior to the fifth trading day after a conversion date or we fail to provide notice to a holder of our intention not to comply with requests for conversions of the convertible debentures; or

         o we fail to deliver the payment in cash pursuant to a "buy-in" within three days after notice is claimed delivered.

         The amended and restated 10% convertible debentures contain a contractual restriction on beneficial share ownership. They provide that Starome Investments, Xentenial Holdings or Staraim Enterprises may not convert such convertible debentures, or receive shares of our common stock as payment of interest, to the extent that the conversion or the receipt of the interest payment would result in Starome Investments, Xentenial Holdings or Staraim Enterprises, together with their respective affiliates, beneficially owning in excess of 4.99% of our then issued and outstanding shares of common stock.

         In connection with the restructuring, on December 30, 2005, we, Starome Investments, Xentenial Holdings and Staraim Enterprises, entered into an Amended and Restated Registration Rights Agreement that amended and restated the Registration Rights Agreement that we entered into on June 23, 2005. Pursuant to the Amended and Restated Registration Rights Agreement, we agreed to prepare and file, no later than 30 days after the date of the Amended and Restated Registration Rights Agreement, with the SEC a registration statement on Form S-1 or SB-2 (or, if we are then eligible, on Form S-3) under the Securities Act of 1933, for the resale by the holders of the amended and restated 10% convertible debentures of 850 million shares of our common stock to be issued upon conversion of such convertible debentures.

Warrants Issued to Holders of Amended and Restated 10% Convertible Debentures

         Under a securities purchase agreement, dated June 23, 2005, we issued
(i) to Cornell Capital Partners, as trustee for LCC Global, two five-year warrants to purchase an aggregate of 58,337,500 shares of our common stock, at an exercise price of $0.16 per share and (ii) to Highgate House Funds, as trustee for LCC Global, a five-year warrant to purchase 4,162,500 shares of our common stock, at an exercise price of $0.16 per share.

         In connection with the restructuring, on December 30, 2005, we amended and restated the warrants to effect the transfer of (i) 41,668,750 common stock purchase warrants to Starome Investments, (ii) 16,668,750 common stock purchase warrants to Xentenial Holdings and (ii) 4,162,500 common stock purchase warrants to Staraim Enterprises. Starome Investments, Xentenial Holdings and Staraim Enterprises will not be entitled to exercise the warrants for a number of shares of our common stock if such exercise would cause the aggregate number of shares of our common stock beneficially owned by Starome Investments, Xentenial Holdings and Staraim Enterprises, and their respective affiliates to exceed 4.99%, respectively, of the outstanding shares of our common stock following such exercise, except within 60 days of the expiration date of the warrants. The exercise price is subject to certain anti-dilution protections as set forth in the respective warrants.

         In connection with the execution of the Securities Purchase Agreement, on June 23, 2005, we entered into a Registration Rights Agreement with Cornell Capital Partners, Highgate House Funds and LCC Global. In connection with the restructuring on December 30, 2005, we, Starome Investments, Xentenial Holdings and Staraim Enterprises, entered into an Amended and Restated Registration Rights Agreement. Pursuant to the Amended and Restated Registration Rights Agreement, we agreed to prepare and file, no later than 30 days after the date of the Amended and Restated Registration Rights Agreement, with the SEC a registration statement on Form S-1 or SB-2 (or, if we are then eligible, on Form S-3) under the Securities Act of 1933, for the resale by the holders of the warrants 62.5 million shares of our common stock to be issued upon exercise of the holders' warrants.

$100 Million Standby Equity Distribution Agreement

         On December 30, 2005, we and Cornell Capital Partners terminated the $160 million Standby Equity Distribution Agreement, or SEDA, originally entered into on June 23, 2005, and replaced it with a new $100 million SEDA (the "$100 million SEDA"). We may not request advances under the $100 million SEDA until the underlying shares of our common stock are registered with the SEC, and it is unlikely that we will register such underlying shares until all of the outstanding principal and accrued and unpaid interest on the amended and restated 10% convertible debentures have been either converted by the holders or redeemed or paid in full by us, which must occur on or before July 23, 2008. The term of the $100 million SEDA will commence on the date a registration statement covering the underlying shares becomes effective and will expire five years after such date. Under the old $160 million SEDA, Cornell Capital Partners was entitled to retain 5% of each advance requested by us. In consideration for the reduction of the amount available to us under the new $100 million SEDA, Cornell Capital Partners agreed to reduce this 5% advance fee to 2.5% of each advance.

         We may request advances under the $100 million SEDA once the underlying shares are registered with the SEC. Once the registration statement covering the underlying shares of common stock becomes effective, we may request an advance every seven trading days. The amount of each advance is subject to a maximum amount of $3 million every seven trading days. A closing will be held six trading days after such written notice at which time we will deliver shares of common stock and Cornell Capital Partners will pay the advance amount. For each share of common stock purchased under the equity line of credit, Cornell Capital Partners will pay 98% of the lowest closing bid price on the OTC Bulletin Board or other principal market on which our common stock is traded for the five days immediately following the notice date. We may continue to request advances until Cornell Capital Partners has advanced $100 million or 5 years have elapsed from the date a registration statement covering the underlying shares of common stock becomes effective, provided that we file either an amendment to the then effective registration statement or a new registration statement is declared effective after the 24th and 48th month after the effective date, whichever occurs first.

            Under the $100 million SEDA, Cornell Capital Partners may not own more than 9.9% of our outstanding common stock at any time. Because Cornell Capital Partners can repeatedly acquire and sell shares, this limitation does not limit the potential dilutive effect or the total number of shares that Cornell Capital Partners may receive under the $100 million SEDA.

         The following conditions must be satisfied before Cornell Capital Partners is obligated to purchase any common shares under any draw down notice that we may deliver from time to time under the $100 million SEDA:

         o a registration statement for the shares must be declared effective by the SEC and must remain effective and available as of the draw down settlement date for making resales of the common shares purchased by Cornell Capital Partners;

         o there must be no statute, rule, regulation, executive order, decree, ruling or injunction which would prohibit the consummation of any of the transactions contemplated by the $100 million SEDA;

         o there must be no material action, suit or proceeding before any arbitrator or any governmental authority against us or any of our subsidiaries, or against any of the officers, directors or affiliates of our company or any of our subsidiaries, in respect of the $100 million SEDA or in respect of the transactions contemplated by the $100 million SEDA;

         o trading in our common stock must not have been suspended by the SEC or by the regulators of the principal market for our common stock (currently the OTC Bulletin Board); and

         o the principal market for our common stock must not have instituted, or otherwise been made subject to, a general suspension or limitation on the trading of securities through its facilities at any time prior to delivery of our draw down notice.

         During the term of the $100 million SEDA, subject to certain exceptions for issuances resulting from prior commitments, we cannot, without the prior consent of Cornell Capital Partners:

         o issue or sell any common stock or preferred stock with or without consideration;

         o issue or sell any preferred stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire common stock with or without consideration,

         o enter into any security instrument granting the holder a security interest in any of our assets; or

         o   file any registration statements on Form S-8.

         Provided we give Cornell Capital Partners two days prior written notice, the foregoing restrictions will exclude options, warrants or other securities convertible or exchangeable into shares of our common stock that were outstanding prior to December 30, 2005.

         Cornell Capital Partners, and each of its directors, officers, partners, employees and agents, is entitled to customary indemnification from us for any losses or liabilities suffered by any such person based upon material misstatements or omissions from the $100 million SEDA, registration statement and the prospectus, except as they relate to information supplied by Cornell Capital Partners to us for inclusion in the registration statement and prospectus.

Item 1.02.   Termination of a Material Definitive Agreement.

See Item 1.01 above for information regarding the termination of our $160 million equity line of credit with Cornell Capital Partners and its replacement with our new $100 million equity line of credit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above with respect to our amended and restated 10% convertible debentures.

Item 3.02    Unregistered Sales of Equity Securities.

See Item 1.01 above.

         A copy of the press release issued January 6, 2006 announcing the restructuring is attached to this Form 8-K as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number    Description
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99.1              Press release issued January 6, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SMARTIRE SYSTEMS INC.


Date:  January 6, 2006                    By: /s/ Jeff Finkelstein
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                                              Jeff Finkelstein
                                              Chief Financial Officer